UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 13, 2009
INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33462 (Commission File No.)	04-3523891 (IRS Employer Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Definitive Material Agreement.
The information set forth in Item 1.01 of the Current Report on Form 8-K filed on November 2, 2009 is incorporated herein by reference.

Item 8.01	Other Events.
On November 2, 2009, Insulet Corporation (the “Company”) filed a Current Report on Form 8-K regarding the issuance and sale by the Company of 6,900,000 shares of common stock, par value $0.001 per share, pursuant to a registration statement on Form S-3 (File No. 333-158354) filed with the Securities and Exchange Commission (the “Commission”) on April 1, 2009, in the form in which it became effective on April 8, 2009 (the “Registration Statement”), the prospectus included in the Registration Statement and a final prospectus supplement relating to the Shares filed pursuant to Rule 424(b)(5) of the Securities Act on October 29, 2009.
This amendment is being filed to file the opinion dated October 29, 2009 of the Company’s counsel, Goodwin Procter LLP, relating to the legality of the issuance and sale of the Shares in the offering, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

1.1*	Underwriting Agreement dated October 29, 2009 by and between the Company and J.P. Morgan Securities Inc. on behalf of the Underwriters listed on Schedule 1 thereof.
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

*	previously filed

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSULET CORPORATION
Date: November 13, 2009	By:	/s/ Brian Roberts
		Name:	Brian Roberts
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Underwriting Agreement dated October 29, 2009 by and between the Company and J.P. Morgan Securities Inc. on behalf of the Underwriters listed on Schedule 1 thereof.
5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

*	previously filed